Exhibit 99.2

MAIN STREET BANKS, INC.

FINANCIAL HIGHLIGHTS

(Unaudited)

	Fourth Quarter 2004	First Quarter 2005	Second Quarter 2005	Third Quarter 2005	Fourth Quarter 2005	Twelve months ended December 31,
						2005	2004
RESULTS OF OPERATIONS
Net interest income (tax equivalent)	$21,612,019	$21,785,822	$23,155,302	$22,924,516	$23,968,707	$91,834,347	$83,194,172
Provision for loan losses	2,956,380	2,208,555	4,050,000	790,000	1,170,000	8,218,555	7,429,880
Non-interest income	7,541,744	8,086,847	7,938,573	7,337,635	4,803,016	28,166,071	30,622,032
Non-interest expense	15,410,405	15,664,167	17,477,512	16,882,905	17,860,745	67,885,329	62,617,731
Income tax expense	2,907,090	3,642,140	3,585,379	3,865,415	2,707,088	13,800,022	12,033,483
Net income	7,698,582	8,182,758	5,806,166	8,538,129	6,867,840	29,394,893	30,950,260

PERFORMANCE
Earnings per share - Basic	$0.39	$0.38	$0.27	$0.40	$0.32	$1.37	$1.59
Earnings per share - Diluted	$0.38	$0.38	$0.27	$0.39	$0.32	$1.35	$1.54
Return on average assets	1.36%	1.40%	0.99%	1.42%	1.14%	1.24%	1.45%
Return on average equity	13.12%	11.66%	8.17%	11.79%	9.34%	10.23%	14.15%
Cash return on tangible equity	23.66%	18.53%	12.94%	18.40%	14.48%	16.07%	26.87%
Efficiency ratio	53.19%	52.75%	56.53%	56.13%	62.44%	56.90%	55.40%

NET INTEREST MARGIN
Interest earning assets	6.22%	6.42%	6.80%	6.85%	7.19%	6.80%	6.32%
Cost of funds	2.29%	2.57%	2.77%	3.02%	3.23%	2.90%	2.12%
Net interest spread	3.93%	3.86%	4.03%	3.83%	3.95%	3.90%	4.20%
Net interest margin	4.23%	4.18%	4.42%	4.26%	4.43%	4.33%	4.38%

CAPITAL
Cash dividend per share	$0.1350	$0.1525	$0.1525	$0.1525	$0.1525	$0.6100	$0.5400
Dividend payout ratio	35.72%	40.66%	57.52%	39.24%	48.29%	45.04%	35.03%
Average equity to average assets	10.34%	12.02%	12.06%	12.08%	12.18%	12.09%	10.25%
Average tangible equity to average tangible assets	6.06%	7.99%	8.07%	8.17%	8.31%	8.14%	5.73%
Tier 1 risk-based capital (1)	12.33%	12.26%	12.29%	12.02%	12.54%	12.54%	12.33%
Total risk-based capital (1)	13.59%	13.51%	13.54%	13.26%	13.79%	13.79%	13.59%
Leverage ratio (1)	10.49%	10.47%	10.51%	10.58%	10.69%	10.69%	10.49%

AVERAGE BALANCE SHEET DATA (in thousands)
Loans, net of unearned income	1,670,976	1,731,089	1,759,766	1,767,745	1,788,900	1,762,050	1,578,622
Investment securities	293,933	316,742	309,483	333,343	309,843	317,377	281,573
Earning assets	2,030,527	2,092,064	2,100,824	2,136,601	2,145,532	2,118,520	1,901,159
Total assets	2,271,783	2,335,055	2,357,624	2,397,790	2,414,072	2,376,411	2,133,741
Deposits	1,687,864	1,709,580	1,722,226	1,704,822	1,750,705	1,721,900	1,571,723
Long-term debt	257,319	250,670	259,626	253,000	249,118	253,099	216,140
Shareholders’ equity	234,796	280,723	284,355	289,697	294,115	287,266	218,680

GROWTH RATES - Period-to-Period
Average loan growth, annualized	12.4%	14.6%	6.6%	1.8%	4.7%	11.6%	10.6%
Average deposit growth, annualized	25.9%	5.2%	3.0%	-4.0%	10.7%	9.6%	9.0%
End of period loan growth, annualized	10.9%	10.6%	4.6%	6.4%	2.3%	6.1%	17.7%
End of period deposit growth, annualized	19.5%	8.6%	-15.8%	21.8%	-8.6%	1.2%	17.3%

STOCK PERFORMANCE
Market Price:
Closing	$34.93	$26.45	$25.46	$26.80	$27.23	$27.23	$34.93
High close	$34.93	$35.34	$26.46	$28.48	$29.01	$35.34	$34.93
Low close	$28.55	$26.35	$22.58	$25.27	$25.00	$22.58	$24.90
Daily average trading volume	45,216	69,525	59,756	43,580	43,767	54,015	33,186
Price to trailing twelve months earnings	22.6	17.2	17.8	19.1	20.3	20.3	22.7
Book value per share at end of period	$13.14	$13.16	$13.42	$13.60	$13.73	$13.73	$13.14
Price to book value	2.66	2.01	1.90	1.97	1.98	1.98	2.66

ASSET QUALITY
Total non-performing loans	$12,254,820	$19,036,696	$11,543,140	$11,064,707	$13,394,279	$13,394,279	$12,254,820
Loans 90 days past due and still accruing	$5,657,986	$4,222,658	$2,367,863	$3,512,535	$7,885,282	7,885,282	5,657,986
Non-performing loans as a percentage of loans	0.72%	1.09%	0.65%	0.62%	0.74%	0.74%	0.72%
Non-performing assets as a percentage of loans plus OREO	0.85%	1.21%	0.88%	0.94%	0.98%	0.98%	0.85%
ALLL to non-performing loans (multiple)	2.06	1.31	2.19	2.27	1.88	1.88	2.06
ALLL plus equity to non-performing assets (multiple)	21.09	14.52	20.00	18.69	18.11	18.11	22.22
Annualized Net charge-offs to loans	0.48%	0.56%	0.86%	0.21%	0.23%	0.51%	0.21%
ALLL as a percentage of loans, at end of period	1.48%	1.43%	1.43%	1.40%	1.40%	1.40%	1.48%

OTHER INFORMATION
Average loans as percentage of average deposits	99.00%	101.26%	102.18%	103.69%	102.18%	102.33%	100.44%
Non-interest income ratio	26.03%	27.23%	25.68%	24.40%	16.79%	23.61%	27.09%
End of period shares outstanding	21,229,545	21,315,955	21,415,607	21,465,563	21,502,227	21,502,227	21,229,545
Weighted average shares outstanding
Basic	19,756,947	21,277,737	21,375,087	21,431,761	21,484,257	21,392,885	19,455,084
Diluted	20,372,205	21,818,118	21,899,426	21,970,403	21,748,191	21,701,905	20,076,687
Full-time equivalent employees	518	517	508	528	549	549	518

(1)	Capital ratios for the current period are estimated

MAIN STREET BANKS, INC.

CONSOLIDATED AVERAGE BALANCE SHEET

(Unaudited)

	Fourth Quarter 2004	First Quarter 2005	Second Quarter 2005	Third Quarter 2005	Fourth Quarter 2005	Twelve months ended December 31,
						2005	2004
ASSETS
Cash and due from banks	$40,385,275	$38,413,540	$38,036,348	$39,319,511	$44,909,408	$40,185,169	$38,506,380
Interest-bearing deposits in banks	1,427,186	1,659,848	(256,503)	714,597	674,539	659,926	447,627
Federal funds sold and securities purchased under agreements to resell	34,911,021	11,609,722	1,283,154	799,271	13,878,761	6,917,789	12,867,486
Investment securities held to maturity:
State and political subdivisions	11,733,821	11,556,504	11,329,939	14,153,617	9,996,851	11,761,514	11,730,116

Total investment securities held to maturity	11,733,821	11,556,504	11,329,939	14,153,617	9,996,851	11,761,514	11,730,116
Investment securities available for sale:
U.S Treasury securities	15,261,042	3,027,511	—	—	—	746,510	12,446,913
U.S. Government agencies and corporations	97,424,247	121,172,362	123,859,984	140,289,099	126,920,967	128,109,856	90,375,771
Mortgage-backed securities	143,355,713	155,869,947	149,647,693	154,442,218	148,906,106	152,203,510	138,578,992
State and Political subdivisions	26,157,871	25,115,286	24,644,992	24,457,705	24,019,180	24,556,009	28,441,021

Total investment securities available for sale	282,198,873	305,185,107	298,152,668	319,189,022	299,846,253	305,615,885	269,842,697
Total investment securities	293,932,694	316,741,611	309,482,607	333,342,639	309,843,104	317,377,399	281,572,813
Other investments	21,866,256	26,130,642	25,327,171	27,448,453	26,824,863	26,007,372	21,169,539
Mortgage loans held for sale	7,413,513	4,833,054	5,221,734	6,550,562	5,410,596	5,508,436	6,479,814
Loans:
Commercial and industrial	128,991,523	130,172,235	132,200,777	127,320,807	124,557,183	127,213,209	124,932,747
Real estate - construction	391,920,774	423,305,704	445,263,060	451,484,586	455,015,468	443,875,224	348,230,910
Real estate mortgage	281,462,005	292,858,471	294,195,800	287,971,894	285,380,322	290,075,299	278,950,858
Real estate commercial	830,254,990	849,083,205	850,921,595	866,431,816	888,885,716	863,946,758	786,390,666
Consumer and other	41,144,935	38,727,904	40,522,214	37,887,196	38,472,888	40,229,824	42,435,078
Unearned income and deferred fees	(2,798,009)	(3,058,779)	(3,337,453)	(3,350,978)	(3,411,326)	(3,290,767)	(2,318,481)

Total loans, net of unearned income	1,670,976,218	1,731,088,740	1,759,765,993	1,767,745,321	1,788,900,251	1,762,049,547	1,578,621,778
Allowance for loan losses	(24,559,019)	(25,278,951)	(24,995,678)	(25,265,757)	(25,038,639)	(25,144,429)	(22,974,340)

Loans, net	1,646,417,199	1,705,809,789	1,734,770,315	1,742,479,564	1,763,861,612	1,736,905,118	1,555,647,438

Premises and equipment, net	52,672,981	53,664,240	53,253,079	53,259,729	52,667,185	53,208,459	48,235,152
Other real estate	1,868,635	2,254,889	2,620,025	6,222,444	5,716,336	4,218,438	2,296,443
Accrued interest receivable	9,091,675	9,721,005	9,761,184	10,504,398	10,736,408	10,184,417	8,413,813
Goodwill and other intangible assets	103,299,382	102,295,536	102,240,940	102,187,089	102,059,483	102,195,092	102,236,584
Bank owned life insurance	41,722,058	44,896,055	57,846,281	58,526,165	59,651,852	55,279,545	40,582,967
Other assets	16,774,679	17,025,196	18,037,492	16,435,850	17,837,402	17,763,849	15,285,106

Total assets	$2,271,782,554	$2,335,055,127	$2,357,623,827	$2,397,790,272	$2,414,071,549	$2,376,411,009	$2,133,741,162

LIABILITIES
Deposits:
Noninterest-bearing demand	$245,681,543	$243,495,320	$255,525,455	$250,462,090	$256,324,466	$251,485,152	$238,922,748
Interest-bearing demand	198,460,058	169,481,955	168,479,244	161,163,084	194,857,284	173,531,126	169,883,644
Money market	414,855,999	477,088,537	473,397,861	452,612,826	442,972,793	461,400,139	364,450,959
Savings	48,753,889	46,219,821	45,192,412	43,566,716	44,841,420	44,947,512	49,035,468
Time deposits	780,112,817	773,294,733	779,630,663	797,016,812	811,708,985	790,536,136	749,429,953

Total deposits	1,687,864,307	1,709,580,366	1,722,225,635	1,704,821,528	1,750,704,948	1,721,900,065	1,571,722,772
Accrued interest payable	3,678,457	3,873,319	4,305,048	4,495,683	5,513,895	4,551,341	3,296,143
Federal Home Loan Bank advances	205,771,676	199,122,844	208,078,853	201,452,946	197,570,625	201,551,781	164,973,073
Federal funds purchased and securities sold under repurchase agreements	80,364,169	82,413,785	83,251,628	139,394,921	105,562,731	102,819,843	117,731,224
Subordinated debt	51,547,000	51,547,000	51,547,000	51,547,000	51,547,000	51,547,000	51,166,590
Other liabilities	7,761,366	7,795,279	3,860,957	6,381,594	9,057,219	6,775,263	6,171,166

Total liabilities	2,036,986,975	2,054,332,593	2,073,269,121	2,108,093,672	2,119,956,418	2,089,145,293	1,915,060,968

SHAREHOLDERS’ EQUITY
Common stock-no par value per share	116,719,468	161,945,001	162,787,929	163,231,281	163,923,116	162,977,962	108,531,170
Retained earnings	126,192,533	128,537,617	133,235,732	137,974,536	143,588,433	135,881,181	117,570,598
Accumulated other comprehensive income	673,167	(970,495)	(2,879,366)	(2,719,628)	(4,606,829)	(2,803,838)	1,367,903
Treasury stock	(8,789,589)	(8,789,589)	(8,789,589)	(8,789,589)	(8,789,589)	(8,789,589)	(8,789,477)

Total shareholders’ equity	234,795,579	280,722,534	284,354,706	289,696,600	294,115,131	287,265,716	218,680,194

Total liabilities and shareholders’ equity	$2,271,782,554	$2,335,055,127	$2,357,623,827	$2,397,790,272	$2,414,071,549	$2,376,411,009	$2,133,741,162

MAIN STREET BANKS, INC.

CONSOLIDATED END OF PERIOD BALANCE SHEET

(Unaudited)

	Fourth Quarter 2004	First Quarter 2005	Second Quarter 2005	Third Quarter 2005	Fourth Quarter 2005
ASSETS
Cash and due from banks	$35,090,563	$37,016,874	$35,632,553	$50,441,361	$45,579,416
Interest-bearing deposits in banks	1,880,902	1,186,211	480,264	648,989	470,450
Federal funds sold and securities purchased under agreements to resell	34,250,000	200,000	—	33,250,000	12,400,700
Investment securities held to maturity:
State and political subdivisions	11,715,948	11,510,170	13,110,149	15,110,124	8,190,102

Total investment securities held to maturity	11,715,948	11,510,170	13,110,149	15,110,124	8,190,102

Investment securities available for sale:
U.S Treasury securities	15,155,469	—	—	—	—
U.S. Government agencies and corporations	113,335,222	113,565,637	130,405,877	129,225,237	114,247,947
Mortgage-backed securities	161,522,584	149,937,275	148,882,044	158,143,133	91,025,335
State and Political subdivisions	25,507,497	24,654,818	24,743,140	24,409,116	23,409,985

Total investment securities available for sale	315,520,771	288,157,730	304,031,061	311,777,486	228,683,267
Total investment securities	327,236,719	299,667,900	317,141,210	326,887,610	236,873,369
Other investments	23,781,977	24,726,119	27,847,954	26,695,169	23,663,950
Mortgage loans held for sale	4,562,962	5,915,770	8,633,024	7,118,578	8,071,615
Loans:
Commercial and industrial	126,515,437	129,883,107	125,803,180	128,192,735	124,124,306
Real estate - construction	401,815,256	441,950,621	447,201,398	459,581,570	454,805,585
Real estate mortgage	288,703,328	292,668,159	292,857,591	286,918,491	291,156,184
Real estate commercial	846,945,431	839,695,408	861,872,172	881,887,107	896,473,387
Consumer and other	38,035,210	42,463,091	39,423,520	39,125,308	39,311,727
Unearned income and deferred fees	(2,979,090)	(3,071,179)	(3,376,982)	(3,436,778)	(3,359,182)

Total loans, net of unearned income	1,699,035,573	1,743,589,208	1,763,780,880	1,792,268,433	1,802,512,007
Allowance for loan losses	(25,191,175)	(24,983,997)	(25,242,328)	(25,118,586)	(25,238,773)

Loans, net	1,673,844,398	1,718,605,211	1,738,538,552	1,767,149,847	1,777,273,234

Premises and equipment, net	53,469,516	53,248,494	53,101,387	52,627,336	52,392,011
Other real estate	2,141,040	1,888,882	4,094,710	5,897,650	4,302,162
Accrued interest receivable	9,762,826	9,577,443	10,012,138	10,149,747	10,759,620
Goodwill and other intangible assets	102,169,572	102,294,796	102,234,740	102,107,348	101,979,907
Bank owned life insurance	42,056,525	57,586,480	58,271,098	58,976,076	60,284,007
Other assets	16,194,895	16,324,474	15,435,181	31,617,840	16,465,896

Total assets	$2,326,441,895	$2,328,238,654	$2,371,422,811	$2,473,567,551	$2,350,516,337

LIABILITIES
Deposits:
Noninterest-bearing demand	$230,578,226	$254,241,688	$245,913,330	$256,516,602	$251,966,698
Interest-bearing demand	200,534,606	167,756,729	167,512,066	213,197,572	175,777,841
Money market	451,933,070	492,647,663	459,498,228	441,399,397	430,959,142
Savings	46,998,483	43,846,151	43,765,494	41,349,073	43,702,478
Time deposits	780,165,528	787,946,139	761,161,025	817,497,176	829,076,676

Total deposits	1,710,209,913	1,746,438,371	1,677,850,143	1,769,959,820	1,731,482,835
Accrued interest payable	3,955,183	4,365,986	4,714,122	5,152,688	6,082,107
Federal Home Loan Bank advances	201,070,198	185,936,423	203,302,648	198,168,873	188,035,099
Federal funds purchased and securities sold under repurchase agreements	73,367,456	56,563,910	135,722,681	147,189,088	70,883,326
Subordinated debt	51,547,000	51,547,000	51,547,000	51,547,000	51,547,000
Other liabilities	7,329,069	2,897,625	10,803,254	9,699,590	7,237,514

Total liabilities	2,047,478,819	2,047,749,315	2,083,939,848	2,181,717,059	2,055,267,881

SHAREHOLDERS’ EQUITY
Common stock-no par value per share	161,516,536	162,418,990	163,109,671	163,656,862	164,093,773
Retained earnings	126,449,247	131,273,960	135,005,706	140,394,815	144,053,057
Accumulated other comprehensive income	(213,118)	(4,414,022)	(1,842,825)	(3,411,596)	(4,108,785)
Treasury stock	(8,789,589)	(8,789,589)	(8,789,589)	(8,789,589)	(8,789,589)

Total shareholders’ equity	278,963,076	280,489,339	287,482,963	291,850,492	295,248,456

Total liabilities and shareholders’ equity	$2,326,441,895	$2,328,238,654	$2,371,422,811	$2,473,567,551	$2,350,516,337

MAIN STREET BANKS, INC.

CONSOLIDATED STATEMENT OF INCOME

(Unaudited)

	Fourth Quarter 2004	First Quarter 2005	Second Quarter 2005	Third Quarter 2005	Fourth Quarter 2005	Twelve months ended December 31,
						2005	2004
NET INTEREST INCOME
Loans, including fees	$28,519,255	$29,590,608	$32,116,060	$33,102,250	$35,210,339	$130,019,257	$105,584,050
Interest on investment securities:
Taxable	2,518,397	2,761,476	2,748,206	2,995,662	2,871,169	11,376,513	9,555,946
Non-taxable	351,946	339,801	339,353	360,480	322,333	1,361,967	1,523,532
Federal funds sold and resale agreements	147,716	66,071	8,697	3,813	143,450	222,031	183,977
Interest bearing deposits in banks	7,495	12,052	12,168	18,235	25,766	68,221	22,987
Interest on other investments	122,662	224,575	236,682	297,905	304,687	1,063,849	807,060

Total interest income	31,667,471	32,994,583	35,461,166	36,778,345	38,877,744	144,111,838	117,677,552

INTEREST EXPENSE
Interest-bearing demand	256,236	258,015	311,534	317,575	499,527	1,386,652	882,770
Money market	2,249,205	3,242,650	3,331,506	3,258,419	3,502,770	13,335,344	6,658,836
Savings	64,185	62,247	66,256	68,930	113,458	310,891	288,433
Time deposits	5,183,179	5,236,410	5,788,591	6,648,942	7,437,440	25,111,383	19,058,311
Federal funds purchased and repurchase agreements	531,927	657,224	701,159	1,289,450	1,127,519	3,775,352	2,234,348
Federal Home Loan Bank advances	1,227,700	1,178,544	1,455,212	1,568,347	1,436,637	5,638,740	3,634,229
Interest expense on subordinated debentures	724,326	748,720	826,424	887,868	957,736	3,420,748	2,511,303

Total interest expense	10,236,758	11,383,810	12,480,682	14,039,531	15,075,087	52,979,110	35,268,230

Net interest income	21,430,713	21,610,773	22,980,484	22,738,814	23,802,657	91,132,728	82,409,322
Provision for loan losses	2,956,380	2,208,555	4,050,000	790,000	1,170,000	8,218,555	7,429,880

Net interest income after provision for loan losses	18,474,333	19,402,218	18,930,484	21,948,814	22,632,657	82,914,173	74,979,442

NON-INTEREST INCOME
Service charges on deposit accounts	2,047,804	1,896,864	2,152,332	2,228,637	2,226,849	8,504,682	8,116,740
Other customer service fees	375,445	340,037	362,387	404,941	389,306	1,496,671	1,361,541
Mortgage banking revenue	721,363	692,322	680,997	705,627	464,445	2,543,391	3,273,929
Investment brokerage revenue	194,241	400,504	148,419	67,788	138,994	755,705	828,130
Insurance agency revenue	2,393,185	3,173,741	2,349,254	2,628,244	2,475,522	10,626,761	10,049,740
Income from SBA lending	946,164	829,381	1,538,549	1,038,836	215,173	3,621,939	3,070,338
Other income	863,542	753,998	706,635	263,562	(1,107,273)	616,922	3,921,614

Total non-interest income	7,541,744	8,086,847	7,938,573	7,337,635	4,803,016	28,166,071	30,622,032

NON-INTEREST EXPENSE
Salaries and other compensation	8,208,721	7,933,171	8,578,707	8,856,397	8,702,170	34,070,445	31,938,154
Employee benefits	1,195,115	1,620,366	1,298,090	1,393,958	1,427,377	5,739,791	5,525,551
Net occupancy and equipment expense	2,079,450	2,051,501	2,114,375	2,089,117	2,161,161	8,416,154	8,238,454
Data processing fees	554,645	510,076	495,055	545,572	513,870	2,064,573	1,661,013
Professional services	506,351	468,973	828,967	689,991	846,997	2,834,928	2,243,712
Communications and supplies	893,426	962,022	987,939	958,388	996,002	3,904,351	3,999,148
Amortization of intangible assets	122,591	128,750	130,764	130,764	130,859	521,137	507,584
Other expense	1,850,106	1,989,308	3,043,615	2,218,718	3,082,309	10,333,950	8,504,115

Total non-interest expense	15,410,405	15,664,167	17,477,512	16,882,905	17,860,745	67,885,329	62,617,731

Income before income taxes	10,605,672	11,824,898	9,391,545	12,403,544	9,574,928	43,194,915	42,983,743
Income tax expense	2,907,090	3,642,140	3,585,379	3,865,415	2,707,088	13,800,022	12,033,483

Net income	$7,698,582	$8,182,758	$5,806,166	$8,538,129	$6,867,840	$29,394,893	$30,950,260

MAIN STREET BANKS, INC.

SUMMARY OF INTEREST RATES (TAX-EQUIVALENT)

(Unaudited)

	Fourth Quarter 2004	First Quarter 2005	Second Quarter 2005	Third Quarter 2005	Fourth Quarter 2005	Twelve months ended December 31,
						2005	2004
EARNING ASSETS
Total average interest earning assets (in thousands)	$2,030,527	$2,092,064	$2,100,824	$2,136,601	$2,145,532	$2,118,520	$1,901,159

Loans	6.76%	6.92%	7.30%	7.41%	7.90%	7.47%	6.67%
Investment securities	4.09%	4.15%	4.19%	4.17%	4.09%	4.01%	4.21%
Federal funds sold	1.68%	2.31%	2.72%	1.89%	4.10%	3.21%	1.40%
Mortgage loans held for sale	4.65%	5.94%	6.08%	5.56%	4.85%	5.59%	4.81%
FHLB stock & other	1.69%	3.28%	3.93%	3.90%	4.77%	4.25%	3.88%

Total interest earning assets	6.22%	6.42%	6.80%	6.85%	7.19%	6.80%	6.32%

INTEREST-BEARING LIABILITIES
Total average interest-bearing liabilities (in thousands)	$1,779,866	$1,799,169	$1,809,578	$1,846,754	$1,849,061	$1,826,334	$1,666,671

Interest-bearing demand	0.51%	0.62%	0.74%	0.78%	1.02%	0.80%	0.52%
Money market	2.16%	2.76%	2.82%	2.86%	3.14%	2.89%	1.83%
Savings	0.52%	0.55%	0.59%	0.63%	1.00%	0.69%	0.59%
Time deposits	2.64%	2.75%	2.98%	3.31%	3.64%	3.18%	2.54%
Federal funds purchased and repurchase agreements	2.63%	3.23%	3.38%	3.67%	4.24%	3.67%	1.89%
Federal Home Loan Bank advances	2.37%	2.40%	2.81%	3.09%	2.88%	2.80%	2.20%
Subordinated debentures	5.59%	5.89%	6.43%	6.83%	7.37%	6.64%	4.91%

Rate on interest bearing liabilities	2.29%	2.57%	2.77%	3.02%	3.23%	2.90%	2.12%

NET INTEREST SPREAD
Interest earning assets less interest-bearing liabilities (in thousands)	$250,661	$292,895	$291,246	$289,847	$296,471	$292,187	$234,488

Yield on earning assets less cost of interest-bearing liabilities	3.93%	3.86%	4.03%	3.83%	3.95%	3.90%	4.20%

NET INTEREST MARGIN
Net interest income (tax equivalent) as a percentage of average earning assets	4.23%	4.18%	4.42%	4.26%	4.43%	4.33%	4.38%

MAIN STREET BANKS, INC.

LOAN QUALITY

(Unaudited)

	Fourth Quarter 2004	First Quarter 2005	Second Quarter 2005	Third Quarter 2005	Fourth Quarter 2005	Twelve months ended December 31,
						2005	2004
RESERVE FOR POSSIBLE LOAN LOSSES
Reserve for loan losses at beginning of period	$24,256,034	$25,191,175	$24,983,997	$25,242,328	$25,118,586	$25,191,175	$21,151,987
Reserves acquired through acquisition	—	—	—	—	—	—	—
Provision for loan losses	2,956,380	2,208,555	4,050,000	790,000	1,170,000	8,218,555	7,429,880
Loans charged-off during the period	(2,289,524)	(3,553,825)	(4,188,669)	(1,137,276)	(1,159,386)	(10,039,156)	(4,700,457)
Recoveries on loans previously charged-off	268,285	1,138,092	397,000	223,534	109,573	1,868,199	1,309,765

Net loans (charged-off) recovered during period	(2,021,239)	(2,415,733)	(3,791,669)	(913,742)	(1,049,813)	(8,170,957)	(3,390,692)

Reserve for loan losses at end of period	$25,191,175	$24,983,997	$25,242,328	$25,118,586	$25,238,773	$25,238,773	$25,191,175

Net charge-offs to average loans, annualized	0.48%	0.56%	0.86%	0.21%	0.23%	0.51%	0.21%

Reserve for loan losses as a percentage of loans, at end of period	1.48%	1.43%	1.43%	1.40%	1.40%	1.40%	1.48%

NON-PERFORMING ASSETS
Loans accounted for on a non-accrual basis	$12,254,820	$19,036,696	$11,543,140	$11,064,707	$13,394,279	$13,394,279	$12,254,820
Restructured loans	—	—	—	—	—	—	—

Total non-performing loans	12,254,820	19,036,696	11,543,140	11,064,707	13,394,279	13,394,279	12,254,820
Foreclosed assets	2,165,914	2,006,494	4,094,710	5,897,650	4,302,162	4,302,162	2,165,914

Total non-performing assets	$14,420,734	$21,043,190	$15,637,850	$16,962,357	$17,696,441	$17,696,441	$14,420,734

Non-performing assets as a percentage of loans plus foreclosed assets, at end of period	0.85%	1.21%	0.88%	0.94%	0.98%	0.98%	0.85%

Non-performing assets as a percentage of total assets, at end of period	0.62%	0.90%	0.66%	0.69%	0.75%	0.75%	0.62%

Reserve for loan losses as a percentage of non-performing loans, at end of period	205.56%	131.24%	218.68%	227.02%	188.43%	188.43%	205.56%

Loans 90 days past due and still accruing	$5,657,986	$4,222,658	$2,367,863	$3,512,535	$7,885,282	$7,885,282	$5,657,986

Loans 90 days past due and still accruing as a percentage of loans, at end of period	0.33%	0.24%	0.13%	0.20%	0.44%	0.44%	0.33%